SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        --------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 14, 1996
                                                         --------------

                              VALUE PROPERTY TRUST
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


         Maryland                    1-6613               23-1862664
- ----------------------------      ------------       -------------------
(State or other jurisdiction      (Commission        (I.R.S. Employer
of incorporation)                 File Number)       Identification No.)



120 Albany Street, 8th Floor
New Brunswick, New Jersey                            08901-2163
- -----------------------------------------------      ----------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (908) 296-3080
                                                     --------------

                                TABLE OF CONTENTS




                                                                        Page No.
                                                                        --------

Item 2.      Acquisition or Disposition of Assets                          2

Item 5.      Other Events                                                  2

Item 7.      Financial Statements and Exhibits                             3

             Signatures                                                    4

             Appendix A                                                  F1-F8

ITEM 2.  Acquisition or Disposition of Assets.

On March 14, 1996, Value Property Trust ( the "Trust") received net cash proceeds of $44.0 million from the sale of twenty-one commercial mortgage loans to an unaffiliated third party. The price received for the mortgage loans was determined through a bid process. Victor Capital Group was retained by the Trust to act as financial advisor for this transaction. The carrying value of the loans was $41.7 million.

In the period January 1, 1996 to March 1, 1996, Value Property Trust received aggregate net cash proceeds of $11.0 million attributable to the repayment of four commercial loans. These four loans had a carrying value of $8.8 million.

The Trust's remaining mortgage loan holdings are currently less than $1.0 million.

While the Trust's Amended and Restated Indenture dated as of September 29, 1995 (the "Indenture") relating to the Trust's outstanding 11.125 percent Senior Secured Notes due 2002 (the "Senior Secured Notes") requires the Trust to use the proceeds from asset sales to make a purchase offer to redeem Senior Secured Notes, the Trust has determined to redeem 100 percent of its outstanding Senior Secured Notes. See Item 5 below.

In connection with its emergence from Chapter 11 proceedings in September 1995, the Trust implemented Fresh Start Reporting as provided in Statement of Position 90-7, "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code." As a result, gains and losses arising from asset sales from the held-for-sale category over the twelve months following emergence from bankruptcy will not be immediately recognized but will adjust the basis of the remaining assets held for investment.

Item 5. Other Events

On March 28, 1996, Value Property Trust entered into a financing agreement with BlackRock Capital Finance L.P. The agreement provides for the issuance of $67.4 million aggregate principal amount of new Floating Rate Senior Secured Notes to BlackRock Capital. The new Floating Rate Notes will bear interest at 30 day LIBOR plus 1.375 percent, payable monthly, and will have a stated maturity date of April 1, 1999. The new Notes are redeemable in whole or in part prior to maturity without a penalty. The financing is anticipated to be completed within 45 days.

In conjunction with the financing and in accordance with the terms of the Trust's Indenture, the Trust has notified the Indenture Trustee that it is exercising the optional redemption provision in the Indenture. The Trust will utilize approximately $60.7 million of available cash; which includes $55.0 million of cash proceeds from the transactions discussed in Item 2 above, and $67.4 million of proceeds from the BlackRock financing to redeem all of the $110.0 million Senior Secured Notes presently outstanding, pay approximately $4.1 million of accrued interest, and to prepay an existing $14.0 million mortgage loan.

Item 7. Financial Statements and Exhibits

(b) Pro Forma Financial Information

The Pro Forma Balance Sheet as of December 31, 1995, and the Pro Forma Statement of Operations for the Three Months Ended December 31, 1995 and the Year Ended September 30, 1995, which are attached as Appendix A, hereto, have been prepared to reflect the sale and repayment of the mortgage loan portfolio, the new financing agreement with BlackRock Capital and the adjustments described in the accompanying notes. Additionally, the Pro Forma Statement of Operations for the Year Ended September 30, 1995 is presented as if the Prepackaged Plan of Reorganization and Fresh Start Reporting which was implemented on September 30, 1995, had occurred as of October 1, 1994. The pro-forma financial information is based on and should be read in conjunction with the historical financial statements and the notes thereto filed as part of the Trust's quarterly report on Form 10-Q for the quarter ended December 31, 1995 and the Trust's annual report on Form 10-K for the fiscal year ended September 30 , 1995. The Pro Forma Balance Sheet was prepared as if the mortgage loan sale, mortgage loan repayments and new financing had occurred on December 31, 1995. The Pro Forma Statements of Operations were prepared as if the mortgage loan sale, mortgage loan repayments, new financing, the Prepackaged Plan of Reorganization and Fresh Start Reporting had occurred on October 1, 1994. The pro forma financial information is unaudited and not necessarily indicative of the results that would have actually occurred had the mortgage loan sale, repayments and new financing been consummated at the beginning of fiscal 1995 or 1994 nor does it purport to represent the financial position and results of operations for future periods.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                         VALUE PROPERTY TRUST


                                         By: /s/  Robert T. English
                                               -------------------------
                                                  Robert T. English
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)


DATE:   May 28, 1996
      ----------------

                                  APPENDIX A TO

                           CURRENT REPORT ON FORM 8-K

                                ITEMS 2, 5 AND 7

                  UNAUDITED PROFORMA FINANCIAL STATEMENTS AS OF

                    DECEMBER 31, 1995 AND SEPTEMBER 30, 1995

                              VALUE PROPERTY TRUST

Form 8-K -- Item 2, 5 and 7 (b)

VALUE PROPERTY TRUST

INDEX OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS


                                                                       Page No.
                                                                       --------

Pro Forma Balance Sheet as of December 31, 1995........................  F-2

Pro Forma Statement of Operations for the Three
      Months Ended December 31, 1995 ..................................  F-4

Pro Forma Statement of Operations for the Year
      Ended September 30, 1995 ........................................  F-5

Notes and Managements's Assumptions to Unaudited
      Pro Forma Financial Statements...................................  F-7

                                                        VALUE PROPERTY TRUST
                                                       Pro Forma Balance Sheet
                                                       As of December 31, 1995
                                                             (Unaudited)
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Pro Forma
                                                                  Historical         Mortgage                          Pro Forma
                                                                 December 31,        Sale and             New            Amount
(in thousands)                                                       1995            Repayment         Financing      (As Adjusted)
                                                              ----------------------------------------------------------------------
                                 ASSETS

Assets Held for Sale:
     Mortgage loans........................................         $ 47,303          $(47,303) A       $                 $     --
     Investments in partnerships ..........................            5,231                                                 5,231
     Real estate owned.....................................           42,667                                                42,667
     Notes Receivable......................................              333              (333) A                               --
                                                                    --------          --------          -------           --------
                                                                      95,534           (47,636)              --             47,898
                                                                    --------          --------          -------           --------

Assets Held for Investment:
     Mortgage loans........................................            3,023            (2,131) A                              892
     Investments in partnerships ..........................           20,565                                                20,565
     Real estate owned.....................................           86,606            (4,949) A                           81,657
                                                                    --------          --------          -------           --------
                                                                     110,194            (7,080)              --            103,114
                                                                    --------          --------          -------           --------

Total Invested Assets......................................          205,728           (54,716)                            151,012


Cash and cash equivalents .................................           17,782                             (3,916)   B        13,866
Restricted cash............................................            2,362                                                 2,362
Interest receivable and other assets.......................            6,654              (995) A         2,400    B         8,059
                                                                    --------          --------          -------           --------
                                                                    $232,526          $(55,711)         $(1,516)          $175,299
                                                                    ========          ========          =======           ========

(Continued)















                                                               - F-2 -

                                                        VALUE PROPERTY TRUST
                                                       Pro Forma Balance Sheet
                                                       As of December 31, 1995
                                                             (Unaudited)
                                                             (Continued)
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Pro Forma
                                                                  Historical         Mortgage                          Pro Forma
                                                                 December 31,        Sale and             New            Amount
(in thousands)                                                       1995            Repayment         Financing      (As Adjusted)
                                                              ----------------------------------------------------------------------
                               LIABILITIES

Senior secured notes (due 2002)............................         $109,975          $(55,033) A      $(54,942)   B      $     --
Mortgage payable ..........................................           13,953                            (13,953)   B            --
New floating rate notes....................................               --                             67,379    B        67,379
Accounts payable and accrued expenses .....................            3,960              (678) A                            3,282
Interest payable ..........................................            3,127                                                 3,127
                                                                    --------          --------          -------           --------
                                                                     131,015           (55,711)          (1,516)            73,788
                                                                    --------          --------          -------           --------

                          SHAREHOLDERS' EQUITY

Preferred shares, $1 par value:
     3,500,000 shares authorized, none issued..............               --                                                    --
Common shares, $1 par value:
     20,000,000 shares authorized,
     11,226,310 and 11,226,215 shares
     issued and outstanding ...............................           11,226                                                11,226
Additional paid-in capital ................................           88,848                                                88,848
Retained earnings .........................................            1,437                                                 1,437
                                                                    --------          --------          -------           --------
     Total shareholders' equity............................          101,511                --               --            101,511
                                                                    --------          --------          -------           --------
     Total liabilities and shareholders' equity............         $232,526          $(55,711)        $ (1,516)          $175,299
                                                                    ========          ========         ========           ========















                             See accompanying notes.


                                     - F-3 -

                                                    VALUE PROPERTY TRUST
                                             Pro Forma Statement of Operations
                                        For the Three Months Ended December 31, 1995
                                                        (Unaudited)
- ---------------------------------------------------------------------------------------------------------------------------

                                                                 Three Months       Pro Forma Adjustments
                                                                     Ended             Mortgage Sale,           Pro Forma
                                                                 December 31,          Repayments and            Amount
(in thousands)                                                       1995              New Financing          (As Adjusted)
                                                              -------------------------------------------------------------
Income:
     Income on rental properties:
         Rental income.....................................          $ 6,650               $                    $ 6,650
         Operating expense reimbursements..................              754                                        754
         Interest and fee income on mortgage loans ........            1,679                (1,551)  C              128
         Interest on short-term investments................              304                  (179)  D              125
         Other.............................................                8                                          8
                                                                     -------               -------              -------
                                                                       9,395                (1,730)               7,665

Expenses:
     Interest..............................................            3,565                (2,185)  E            1,380
     Expenses of rental properties:
         Depreciation and amortization ....................              564                                        564
         Operating ........................................            3,076                                      3,076
     Administrative .......................................              753                                        753
                                                                     -------               -------              -------
                                                                       7,958                (2,185)               5,773
                                                                     -------               -------              -------
Net income.................................................          $ 1,437               $   455              $ 1,892
                                                                     =======               =======              =======
Per share:

Net income.................................................          $   .13               $   .04              $   .17
                                                                     =======               =======              =======

Weighted average number of common
     shares outstanding....................................           11,226                11,226               11,226
                                                                     =======               =======              =======












                             See accompanying notes.

                                     - F-4 -

                                                        VALUE PROPERTY TRUST
                                                  Pro Forma Statement of Operations
                                                For the Year Ended September 30, 1995
                                                             (Unaudited)
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                   The Year             Pro Forma Adjustments
                                                                     Ended       Reorganization    Mortgage Sale,      Pro Forma
                                                                 September 30,   and Fresh Start    Repayment and       Amount
(in thousands)                                                       1995           Reporting       New Financing    (As Adjusted)
                                                                 -------------------------------------------------------------------
Income:
     Income on rental properties:
         Rental income.....................................         $ 24,608          $                $                 $ 24,608
         Operating expense reimbursements..................            2,286                                                2,286
         Interest and fee income on mortgage loans                     9,353                             (8,778)   L          575
         Interest on short-term investments................            3,086            (2,586)  F                            500
         Other.............................................              131                                                  131
                                                                    --------          --------         --------          --------
                                                                      39,464            (2,586)          (8,778)           28,100

Expenses:
     Interest..............................................           35,900           (21,780)  G       (8,602)   M        5,518
     Expenses of rental properties:
         Depreciation and amortization ....................            7,306            (2,390)  I                          4,916
         Operating ........................................           11,702                                               11,702
     Administrative .......................................            4,518                                                4,518
     Provision for losses on mortgage loans and
         related investments ..............................            3,000            (3,000)  H                             --
                                                                    --------          --------         --------          --------
                                                                      62,426           (27,170)          (8,602)           26,654
                                                                    --------          --------         --------          --------
Income (loss) from operations before reorganization
      items, and extraordinary item........................          (22,962)           24,584             (176)            1,446

Reorganization items:
     Professional fees and other...........................            6,219            (6,219)  J                             --
     Interest income.......................................             (441)              441   J                             --
     Write down of invested assets to
          reorganization value.............................           66,597           (66,597)  J                             --
                                                                    --------          --------         --------          --------
                                                                      72,375           (72,375)              --                --
                                                                    --------          --------         --------          --------











(Continued)

                                                               - F-5 -

                                                        VALUE PROPERTY TRUST
                                                  Pro Forma Statement of Operations
                                                For the Year Ended September 30, 1995
                                                             (Unaudited)
                                                             (Continued)
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                   The Year             Pro Forma Adjustments
                                                                     Ended       Reorganization    Mortgage Sale,      Pro Forma
                                                                 September 30,   and Fresh Start    Repayment and       Amount
(in thousands)                                                       1995           Reporting       New Financing    (As Adjusted)
                                                                 -------------------------------------------------------------------
Net income (loss) before extraordinary item................          (95,337)           96,959             (176)            1,446
                                                                    --------          --------         --------          --------
Extraordinary item-Gain on extinguishment
     of debt...............................................           75,304           (75,304)  K                             --
                                                                    --------          --------         --------          --------
Net income (loss)..........................................         $(20,033)         $ 21,655         $   (176)         $  1,446
                                                                    ========          ========         ========          ========
Per share:

Net income (loss)..........................................         $      *                                             $   0.13
                                                                    ========                                             ========

Weighted average number of common
     shares outstanding                                               11,226                                               11,226
                                                                    ========                                             ========

























      * Per share amounts are not meaningful due to Fresh Start reporting.

                             See accompanying notes.

                                     - F-6 -

                              VALUE PROPERTY TRUST
                      Notes and Management's Assumptions to
                    Unaudited Pro Forma Financial Statements
                    December 31, 1995 and September 30, 1995


NOTE 1 - BASIS OF PRESENTATION

The accompanying Pro Forma Balance Sheet as of December 31, 1995 is presented as if the mortgage loan sale, mortgage loan repayments and new financing had occurred on December 31, 1995.

The accompanying Pro Forma Statements of Operations is presented as if the mortgage loan sale, mortgage loans repayments, new financing, Prepackaged Plan of Reorganization and Fresh Start Reporting had occurred on October 1, 1994.

These pro forma financial statements should be read in conjunction with the historical financial statements and notes hereto as of December 31, 1995 and September 30, 1995 filed as part of the Trust's quarterly report on Form 10-Q for the quarter ended December 31, 1995 and the Trust's annual report on Form 10-K for the fiscal year ended September 30, 1995, respectively. In management's opinion, all adjustments necessary to reflect the effects of the aforementioned transactions have been made.

The unaudited pro forma financial statements are not necessarily indicative of the actual financial position as of December 31, 1995 or what the actual results of operations would have been assuming the mortgage loan sale, repayments and new financing had been consummated on October 1, 1994, nor do they represent the financial position and results of operations for future periods.

NOTE 2 - ADJUSTMENTS TO THE PRO FORMA FINANCIAL STATEMENTS

A) Reflects net cash proceeds of $55.0 million received from the sale and repayment of 25 commercial mortgage loans, adjusts the carrying value of Real Estate - Held For Investment by $4.9 million as a purchase accounting adjustment in accordance with Fresh Start Reporting and reflects the use of the cash proceeds to retire existing debt in the amount of $55.0 million.

B) Reflects the new financing with BlackRock Capital in the amount of $67.4 million, deferred financing costs of $2.4 million and the repayment of the outstanding 11.125% Senior Secured Notes and Mortgage Payable in the amount of $54.9 million and $13.9 million, respectfully.

C) Reflects the reversal of interest income related to the mortgage loans which were sold or repaid early.












                                     - F-7 -

D) Reflects the adjustment of investment income to reflect an average cash position of approximately $10.0 million at an average investment rate of 5.0% for the three months ended December 31, 1995.

E) Reflects the reversal of interest expense of $3.6 million related to the 11.125% Senior Secured Notes and Mortgage Payable which were repaid and the addition of interest expense of $1.4 million related to the New Floating Rate Notes at an average interest rate, which includes amortization of $0.2 million of deferred financing costs, of 8.20% for the three months ended December 31, 1995.

F) Reflects the adjustment of investment income to reflect an average cash position of approximately $10.0 million at an average investment rate of 5.0% for fiscal 1995.

G) Reflects the reversal of interest expense related to the previously Outstanding Notes ($34.0 million) which were cancelled as a result of the Reorganization and the addition of interest expense for the 11.125% Senior Secured Notes ($12.2 million).

H) Reflects the reversal of the $3.0 million provision for losses which would be eliminated as a result of the adjustment of invested assets to reorganization value.

I) Reflects the adjustment to depreciation and amortization resulting from reduced basis in owned real estate as a result of the adjustment of invested assets to reorganization value.

J) Reflects the reversal of reorganization expenses based upon the assumption that the Restructuring was completed and no expenses related to the Restructuring were incurred.

K) Reflects the reversal of the gain on extinguishment of debt based upon the assumption that the Restructuring was complete on October 1, 1994.

L) Reflects the reversal of interest income related to the mortgage loans that were sold or repaid early.

M) Reflects the reversal of interest expense of $14.1 million related to the 11.125% Senior Secured Notes and Mortgage Payable which were repaid and the addition of interest expense of $5.5 million related to the New Floating Rate Notes at an average interest rate, which includes amortization of $0.8 million of deferred financing costs, of 8.20% for fiscal 1995.












                                     - F-8 -